Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Independent Registered Public Accounting Firm" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference of our report, dated August 5, 2004, on the financial statements and financial highlights of Pioneer Bond Fund included in the Annual Report to the Shareowners for the year ended June 30, 2004, as filed with the Securities and Exchange Commission on September 2, 2004 (Accession No. 0000276776-04-000015) in Post-Effective Amendment Number 38 to the Registration Statement (Form N-1A No. 2-62436; 811-02864) of Pioneer Bond Fund.



                                      /s/ ERNST & YOUNG LLP


Boston, Massachusetts
October 26, 2004